EXHIBIT 10.1





                          2008 MOMENTUM BIOFUELS, INC.

                           STOCK OPTION AND AWARD PLAN



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                       SECTION 1: GENERAL PURPOSE OF PLAN

         The name of this plan is the 2008 MOMENTUM BIOFUELS, INC. STOCK OPTION AND AWARD PLAN (the "Plan"). The purpose of the Plan is to enable MOMENTUM BIOFUELS, INC., a Colorado corporation (the "Company"), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

                             SECTION 2: DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

         "Administrator" shall have the meaning as set forth in Section 3, hereof.

         "Board" means the Board of Directors of the Company.

         "Cause" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness);
(ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its stockholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

         "Change in Control" shall mean:

         The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; provided, however, that in making the determination of ownership by the stockholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as stockholders of another party to the transaction shall be disregarded; or

         The sale, transfer or other disposition of all or substantially all of the Company's assets.

         A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.



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         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means a committee of the Board designated by the Board to administer the Plan.

         "Company" means MOMENTUM BIOFUELS, INC., a corporation organized under the laws of the State of Colorado (or any successor corporation).

         "Consultant" means a consultant or advisor who is a natural person or a legal entity and who provides bona fide services to the Company, a Parent or a Subsidiary; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

         "Date of Grant" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

         "Director" means a member of the Board.

         "Disability" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to Section 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

         "Eligible Person" means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

         "Employee" shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

         "Exercise  Price"  shall  have the  meaning  set forth in  Section  6.3 hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall mean the fair market value of a Share, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation, the NASDAQ National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

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         "First  Refusal  Right" shall have the meaning set forth in Section 8.7 hereof.

         "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

         "Non-Employee Director" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

         "Non-Qualified  Stock  Option"  means a Stock  Option not  described in
Section 422(b) of the Code.

         "Offeree" means a Participant who is granted a Purchase Right pursuant to the Plan.

         "Optionee" means a Participant who is granted a Stock Option pursuant to the Plan.

         "Outside Director" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

         "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         "Participant" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Section 3, to receive grants of Rights.

         "Plan" means this 2008 MOMENTUM BIOFUELS, INC. STOCK OPTION AND AWARD PLAN, as the same may be amended or supplemented from time to time.

         "Purchase Price" shall have the meaning set forth in Section 7.3.

         "Purchase  Right" means the right to purchase Stock granted pursuant to
Section 7.

         "Rights" means Stock Options and Purchase Rights.

         "Repurchase Right" shall have the meaning set forth in Section 8.8 of the Plan.

         "Service" shall mean service as an Employee, Director or Consultant.

         "Stock" means Common Stock of the Company.

         "Stock Option" or "Option" means an option to purchase shares of Stock granted pursuant to Section 6.

         "Stock  Option  Agreement"  shall have the meaning set forth in Section
6.1.

         "Stock Purchase Agreement" shall have the meaning set forth in Section 7.1.

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         "Subsidiary"  means any  corporation  (other  than the  Company)  in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         "Surviving Entity" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

         "Ten Percent Stockholder" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                            SECTION 3: ADMINISTRATION

         3.1 Administrator. The Plan shall be administered by either (i) the Board, or (ii) a Committee appointed by the Board (the group that administers the Plan is referred to as the "Administrator").

         3.2 Powers in General. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

         3.3 Specific Powers. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option Agreement or Stock Purchase Agreement relating to such grant or sale;
(ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with

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respect to outstanding  Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

         3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

         3.5 The Committee. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

         3.6 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or was grossly negligent, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                      SECTION 4: STOCK SUBJECT TO THE PLAN

         4.1 Stock  Subject to the Plan.  Subject to  adjustment  as provided in
Section 9, Five Hundred Thousand (500,000) shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

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         4.2 Basic  Limitation.  The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

         4.3 Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, right of repurchase or right of first refusal, such shares shall again be available for the purposes of the Plan.

                             SECTION 5: ELIGIBILITY

         Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; provided, however, that only Employees shall be eligible to be granted ISOs hereunder.

                   SECTION 6: TERMS AND CONDITIONS OF OPTIONS.

         6.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         6.2 Number of Shares. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

         6.3 Exercise Price.

                  6.3.1 In General. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "Exercise Price"), which shall, with respect to Incentive Stock Options, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator.

                  6.3.2 Payment. The Exercise Price shall be payable in a form described in Section 8 hereof.

         6.4 Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

         6.5 Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at a rate of no more than 25% per year over a

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four-year  period  commencing  on January 1 following  the Date of Grant and 25%
each year thereafter on January 1. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

         6.6 Term. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause,
(ii) one year after the date the Optionee's Service with the Company, its Parent or its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company, its Parent, or its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

         6.7 Leaves of Absence. For purposes of Section 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent, or Subsidiary for whom Optionee provides his or her services.

         6.8 Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option and provide that upon the exercise of such Option, the Optionee shall receive shares of Restricted Stock that are subject to repurchase by the Company at the Exercise Price paid for the Option in accordance with Section 8.8.1 with such Company's right to repurchase at such price lapsing at the same rate as the exercise provisions set forth in Optionee's Stock Option Agreement. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

               SECTION 7: TERMS AND CONDITIONS OF AWARDS OR SALES

         7.1 Stock Purchase Agreement. Each award or sale of shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

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         7.2 Duration of Offers. Unless otherwise provided in the Stock Purchase
Agreement, any right to acquire shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 15 days after the grant of such right was communicated to the Purchaser by the Company.

         7.3 Purchase Price.

                  7.3.1 In General. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "Purchase Price"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator.

                  7.3.2 Payment of Purchase Price. The Purchase Price shall be payable in a form described in Section 8.

         7.4 Withholding Taxes. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                        SECTION 8: PAYMENT; RESTRICTIONS

         8.1 General Rule. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or certified check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option and provided the Company's stock is publicly traded, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "cashless exercise"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "stock-for-stock exercise") or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "attestation exercise").

         8.2 Withholding Payment. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("Stock withholding"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of

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satisfying any withholding  obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         8.3 Services Rendered. At the discretion of the Administrator, shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

         8.4 Promissory Note. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon, and held in the possession of the Company until said amounts are repaid in full. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         8.5 Exercise/Pledge. To the extent that a Stock Option Agreement or Stock Purchase Agreement so allows and if Stock is publicly traded, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         8.6 Written Notice. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

         8.7 First Refusal Right. Each Stock Option Agreement and Stock Purchase Agreement may provide that the Company shall have the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed sale, hypothecation or other disposition of the Stock purchased by the Optionee or Offeree pursuant to a Stock Option Agreement or Stock Purchase Agreement; and in the event the holder of such Stock desires to accept a bona fide third-party offer for any or all of such Stock, the Stock shall first be offered to the Company upon the same terms and conditions as are set forth in the bona fide offer.

         8.8 Repurchase Rights. Following a termination of the Participant's Service, the Company may repurchase the Participant's Rights as provided in this
Section 8.8 (the "Repurchase Right").

                  8.8.1 Repurchase Price. Following a termination of the Participant's Service the Repurchase Right shall be exercisable at a price equal to (i) the Fair Market Value of vested Stock or, in the case of exercisable options, the Fair Market Value of the Stock underlying such unexercised options less the Exercise Price, or (ii) the Purchase Price or Exercise Price, as the case may be, of unvested Stock; provided, however, the right to repurchase unvested stock as described in Section 8.8.1(ii) shall lapse at a rate of at least 33.33% per year over three years from the date the Right is granted.

                  8.8.2 Exercise of Repurchase Right. A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service (or in the case of Stock issued upon exercise of an Option or after the date of termination or the purchase of Stock under a Stock Purchase Agreement after the date of termination, within 90 days after the date of the exercise or Stock purchase, whichever is applicable) for cash or for cancellation of indebtedness incurred in purchasing the shares.

         8.9 Termination of Repurchase and First Refusal Rights. Each Stock Option Agreement and Stock Purchase Agreement shall provide that the Repurchase Rights and First Refusal Rights shall have no effect with respect to, or shall lapse and cease to have effect when the issuer's securities become publicly traded or a determination is made by counsel for the Company that such Repurchase Rights and First Refusal Rights are not permitted under applicable federal or state securities laws.

         8.10 No Transferability. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by testament or by operation of the laws of descent and distribution.

                  8.10.1 Permitted Transfer of Non-Qualified Option. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family, or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor (either or both (i) or (ii) referred to as a "Permitted Transferee"). For purposes of this Section 8.10.1, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

                  8.10.2 Conditions of Permitted Transfer. A transfer permitted under this Section 8.10 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan, which a copy of said agreement shall be provided to the Administrator for approval prior to the transfer.

                    SECTION 9: ADJUSTMENTS; MARKET STAND-OFF

         9.1 Effect of Certain Changes.

                  9.1.1 Stock Dividends, Splits, Etc. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights, and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

                  9.1.2 Liquidation, Dissolution, Merger or Consolidation. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Rights by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise such Rights in whole or in part without regard to any installment exercise provisions in the Rights agreement.

                  9.1.3 Par Value Changes. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

         9.2 Decision of Administrator Final. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; provided, however, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

         9.3 No Other Rights. Except as hereinbefore  expressly provided in this
Section 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Section 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         9.4 Market Stand-Off. Each Stock Option Agreement and Stock Purchase Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off").

                      SECTION 10: AMENDMENT AND TERMINATION

         The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

                         SECTION 11: GENERAL PROVISIONS

         11.1 General Restrictions.

                  11.1.1 No View to Distribute. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

                  11.1.2 Legends. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  11.1.3 No Rights as Stockholder. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a stockholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1, hereof.

         11.2 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         11.3 Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

         11.4 Regulatory Matters. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

         11.5 Recapitalizations. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of Section 9.

         11.6 Delivery. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

         11.7 Other Provisions. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                     SECTION 12: INFORMATION TO PARTICIPANTS

         To the extent necessary to comply with Colorado law, the Company each year shall furnish to Participants its balance sheet and income statement unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

                       SECTION 13: STOCKHOLDERS AGREEMENT

         As a condition to the transfer of Stock pursuant to a Right granted under this Plan, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its stockholders which exists on or after the Date of Grant (the "Stockholders Agreement"). If the Participant becomes a party to a Stockholders Agreement, in addition to the terms of this Plan and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred, the terms and conditions of the Stockholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Stockholders Agreement and this Plan or any conflict between the provisions of the Stockholders Agreement and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred, the provisions of the Stockholders Agreement shall be controlling. Notwithstanding anything to the contrary in this
Section 13, if the Stockholders Agreement contains any provisions which would violate the Colorado Corporations Code if applied to the Participant, the terms of this Plan and the Stock Option Agreement or Stock Purchase Agreement (whichever is applicable) pursuant to which the Stock is transferred shall govern the Participant's rights with respect to such provisions.

                       SECTION 14: EFFECTIVE DATE OF PLAN

         The effective date of this Plan is _______________, 2008. The adoption of the Plan is subject to approval by the Company's stockholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                            SECTION 15: TERM OF PLAN

         The Plan shall terminate automatically on _______________, 2018, but no later than the tenth (10th) anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to Section 10 hereof.

                              SECTION 16: EXECUTION

         To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of __________________, 2008.



MOMENTUM BIOFUELS, INC.



By: _______________________________
Gregory A. Enders, President and CEO

                             STOCK OPTION AGREEMENT
            2008 MOMENTUM BIOFUELS, INC. STOCK OPTION AND AWARD PLAN
                          Notice Of Stock Option Grant

You have been granted the following option to purchase Common Stock of MOMENTUM BIOFUELS, INC. (the "Company"):

Name of Optionee:

Total Number of Shares Granted:

Type of Option:

Exercise Price Per Share:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

Expiration Date:

By your signature and the signature of the Company's authorized representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2008 MOMENTUM BIOFUELS, INC. STOCK OPTION AND AWARD PLAN and the STOCK OPTION AGREEMENT, both of which are attached hereto and are incorporated herein by reference. Optionee hereby represents that both the option and any shares acquired upon exercise of the option have been or will be acquired for investment for his own account and not with a view to or for sale in connection with any distribution or resale of the security.

Optionee:                           MOMENTUM BIOFUELS, INC.
By:                                 By:
----------------------------------- -------------------------------------
Name:                                   Gregory A. Enders
                                        President and CEO

                                     ANNEX I


THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


            2008 MOMENTUM BIOFUELS, INC. STOCK OPTION AND AWARD PLAN:
                             STOCK OPTION AGREEMENT

                           SECTION 1: GRANT OF OPTION

         1.1 Option. On the terms and conditions set forth in the notice of stock option grant to which this agreement (the "Agreement") is attached (the "Notice of Stock Option Grant") and this agreement, the Company grants to the individual named in the Notice of Stock Option Grant (the "Optionee") the option to purchase at the exercise price specified in the Notice of Stock Option Grant (the "Exercise Price") the number of Shares set forth in the Notice of Stock Option Grant. This option is intended to be either an ISO or a Non-Qualified Stock Option, as provided in the Notice of Stock Option Grant.

         1.2 Stock Plan and Defined Terms. This option is granted pursuant to and subject to the terms of the 2008 MOMENTUM BIOFUELS, INC. STOCK OPTION AND AWARD PLAN, as in effect on the date specified in the Notice of Stock Option Grant (which date shall be the later of (i) the date on which the Board resolved to grant this option, or (ii) the first day of the Optionee's Service) and as amended from time to time (the "Plan"), a copy of which is attached hereto and which the Optionee acknowledges having received. Capitalized terms not otherwise defined in this Agreement have the definitions ascribed to them in the Plan.

                          SECTION 2: RIGHT TO EXERCISE

         2.1 Exercisability. Subject to Sections 2.2 and 2.3 below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7. In addition, all of the remaining unexercised options shall become vested and fully exercisable if (i) a Change in Control occurs before the Optionee's Service terminates, and (ii) the option is not assumed or an equivalent option is not substituted by the successor entity that employs the Optionee immediately after the Change in Control or by its parent or subsidiary.

         2.2 Limitation. If this option is designated as an ISO in the Notice of Stock Option Grant, then to the extent (and only to the extent) the Optionee's right to exercise this option causes this option (in whole or in part) to not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, such options shall be treated as Non-Qualified Stock Options, but shall be exercisable by their terms. The determination of options to be treated as Non-Qualified Stock Options shall be made by taking options into account in the order in which they are granted. If the terms of this option cause the $100,000 annual limitation under Section 422(d) of the Code to be exceeded, a pro rata portion of each exercise shall be treated as the exercise of a Non-Qualified Stock Option.

         2.3 Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company's stockholders.

                 SECTION 3: NO TRANSFER OR ASSIGNMENT OF OPTION

         Except as provided herein, an Optionee may not assign, sell or transfer the option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO) as follows: (i) by gift to a member of the Participant's immediate family, or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor (either or both (i) or (ii) referred to as a "Permitted Transferee"). For purposes of this Section 3, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. A transfer permitted under this Section 3 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred option, in whole or in part, other than by testament or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan, which agreement shall be submitted to and approved by the Administrator before the transfer.

                         SECTION 4: EXERCISE PROCEDURES

         4.1 Notice of Exercise. The Optionee or the Optionee's representative may exercise this option by delivering a written notice in the form of Exhibit A attached hereto ("Notice of Exercise") to the Company in the manner specified pursuant to Section 14.4 hereof. Such Notice of Exercise shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, which must comply with Section 5. The Notice of Exercise shall be signed by the person who is entitled to exercise this option. In the event that this option is to be exercised by the Optionee's representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option.

         4.2 Issuance of Shares. After receiving a proper Notice of Exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

         4.3 Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option, and shall provide to the Company his/her/its social security number or employment identification number.

                          SECTION 5: PAYMENT FOR STOCK

         5.1 General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in full by cash or cashier's check for an amount equal to the aggregate Exercise Price for the number of shares being purchased. Alternatively, in the sole discretion of the Plan Administrator and upon such terms as the Plan Administrator shall approve, the Exercise Price may be paid by:

                  5.1.1 Cashless Exercise. Provided the Company's Common Stock is publicly traded, a copy of instructions to a broker directing such broker to sell the Shares for which this option is exercised, and to remit to the Company the aggregate Exercise Price of such option ("Cashless Exercise");

                  5.1.2 Stock-For-Stock Exercise. Paying all or a portion of the Exercise Price for the number of Shares being purchased by tendering Shares owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised (the "Purchase Price") or the aggregate Purchase Price of the shares with respect to which this option or portion hereof is exercised ("Stock-for-Stock Exercise"); or

                  5.1.3 Attestation Exercise. By a stock for stock exercise by means of attestation whereby the Optionee identifies for delivery specific Shares already owned by Optionee and receives a number of Shares equal to the difference between the Option Shares thereby exercised and the identified attestation Shares ("Attestation Exercise").

         5.2 Withholding Payment. The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) Cashless Exercise or Attestation Exercise; (ii) Stock-for-Stock Exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("Stock withholding"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The fair market value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         5.3 Promissory Note. The Plan Administrator, in its sole discretion, upon such terms as the Plan Administrator shall approve, may permit all or a portion of the Exercise Price of Shares issued under the Plan to be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon, and shall be held in the possession of the Company until the promissory note is repaid in full. Subject to the foregoing, the Plan Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

         5.4 Exercise/Pledge. In the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Plan Administrator) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                         SECTION 6: TERM AND EXPIRATION

         6.1 Basic Term. This option shall expire and shall not be exercisable after the expiration of the earliest of (i) the Expiration Date specified in the Notice of Stock Option Grant, (ii) three months after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (iii) one year after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is a result of death or Disability, and (iv) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination. The Plan Administrator shall have the sole discretion to determine when this option is to expire. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave to the extent required by applicable law. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

         6.2 Exercise After Death. All or part of this option may be exercised at any time before its expiration under Section 6.1 above by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Share that is subject to the Right of Repurchase (as such term is defined in below) (the "Restricted Stock").

         6.3 Notice Concerning ISO Treatment. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability, or (iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                         SECTION 7: RIGHT OF REPURCHASE

         7.1 Option Repurchase Right. Following a termination of the Optionee's Service, the Company shall have the option to repurchase the Optionee's vested and exercisable options at a price equal to the Fair Market Value of the Stock underlying such options, less the Exercise Price (the "Option Repurchase Right").

         7.2 Stock Repurchase Right. Unless they have become vested in accordance with the Notice of Stock Option Grant and Section 7.4 below, the stock acquired under this Agreement initially shall be Restricted Stock and shall be subject to a right (but not an obligation) of repurchase by the Company, which shall be exercisable at a price equal to the Exercise Price paid for the Restricted Stock (the "Stock Repurchase Right"). Vested stock acquired under this Agreement shall be subject to a right (but not an obligation) of repurchase by the Company, which shall be exercisable at a price equal to the Fair Market Value of the vested Stock.

         7.3 Condition Precedent to Exercise. The Option Repurchase Right and Stock Repurchase Rights (collectively, the "Right of Repurchase") shall be exercisable over Restricted Stock only during the 90-day period next following the later of:

                  7.3.1 The date when the Optionee's Service terminates for any reason, with or without Cause, including (without limitation) death or disability; or

                  7.3.2 The date when this option was exercised by the Optionee, the executors or administrators of the Optionee's estate, or any person who has acquired this option directly from the Optionee by bequest, inheritance or beneficiary designation.

         7.4 Lapse of Right of Repurchase. The Right of Repurchase shall lapse with respect to the Shares subject to this option in accordance with the vesting schedule set forth in the Notice of Stock Option Grant. In addition, the Right of Repurchase shall lapse and all of the remaining Restricted Stock shall become vested if (i) a Change in Control occurs before the Optionee's Service terminates, and (ii) the Right of Repurchase is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary. The Right of Repurchase shall lapse with respect to (i) Shares that are registered under a then currently effective registration statement under applicable federal securities laws and the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or becomes an investment company registered or required to be registered under the Investment Company Act of 1940, or (ii) Shares for which a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

         7.5 Exercise of Right of Repurchase. The Company shall exercise the Right of Repurchase by written notice delivered to the Optionee prior to the expiration of the 90-day period specified in Section 7.3 above. The notice shall set forth the date on which the repurchase is to be effected, which must occur within 31 days of the notice. The certificate(s) representing the Restricted Stock to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the Purchase Price determined according to this Section 7. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Stock. The Right of Repurchase shall terminate with respect to any Restricted Stock for which it has not been timely exercised pursuant to this
Section 7.5.

         7.6 Rights of Repurchase Adjustments. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Right of Repurchase; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Right of Repurchase; provided, however, that the aggregate Purchase Price payable for the Restricted Stock shall remain the same.

         7.7 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Stock to be repurchased in accordance with this Section 7, then after such time the person from whom such Restricted Stock is to be repurchased shall no longer have any rights as a holder of such Restricted Stock (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Stock shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefore have been delivered as required by this Agreement.

         7.8 Escrow. Upon issuance, the certificates for Restricted Stock shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 7.6 above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Stock. All regular cash dividends on Restricted Stock (or other securities at the time held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Stock, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Optionee upon the Optionee's request to the extent the Shares are no longer Restricted Stock (but not more frequently than once every six months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Optionee's cessation of Service or (ii) the lapse of the Right of First Refusal.

                        SECTION 8: RIGHT OF FIRST REFUSAL

         8.1 Right of First Refusal. In the event that the Company's stock is not readily tradable on an established securities market and the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, to any person, entity or organization (the "Transferee") the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares (the "Right of First Refusal"). If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written transfer notice ("Transfer Notice") to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this
Section 8.1 shall be freely assignable, in whole or in part.

         8.2 Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 8 or into which such Shares thereby become convertible shall immediately be subject to this
Section 8. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

         8.3 Termination of Right of First Refusal.  Any other provision of this
Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by this Section 8.

         8.4 Permitted  Transfers.  This Section 8 shall not apply to a transfer
(i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Settlor. For purposes of this Section 8.4, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

         8.5 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefore have been delivered as required by this Agreement.

                         SECTION 9: OBLIGATION TO SELL.

         Notwithstanding anything herein to the contrary, if at any time following Optionee's acquisition of Shares hereunder, stockholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the "Control Sellers") enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each stockholder who is not a Control Seller (a "Non-Control Seller") to sell all of their shares to such person or group of persons at a price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.

                       SECTION 10: STOCKHOLDERS AGREEMENT

         As a condition to the transfer of Stock pursuant to this Stock Option Agreement, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its stockholders which exists on or after the Date of Grant (the "Stockholders Agreement"). If the Participant becomes a party to a Stockholders Agreement, in addition to the terms of the Plan and this Stock Option Agreement, the terms and conditions of Stockholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Stockholders Agreement and the Plan or any conflict between the provisions of the Stockholders Agreement and this Stock Option Agreement, the provisions of the Stockholders Agreement shall be controlling. Notwithstanding anything to the contrary in this Section 10, if the Stockholders Agreement contains any provisions which would violate Colorado corporate law if applied to the Participant, the terms of the Plan and this Stock Option Agreement shall govern the Participant's rights with respect to such provisions.

                    SECTION 11: LEGALITY OF INITIAL ISSUANCE

         No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

         11.1 It and the Optionee have taken any actions required to register the Shares, provided the Stock is publicly traded, under the Securities Act of 1933, as amended (the "Securities Act"), or to perfect an exemption from the registration requirements thereof;

         11.2 Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

         11.3 Any other applicable provision of state or federal law has been satisfied.

                       SECTION 12: NO REGISTRATION RIGHTS

         The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

                      SECTION 13: RESTRICTIONS ON TRANSFER

         13.1 Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company, at its discretion, may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

         13.2 Market Stand-Off. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, including the Company's initial public offering (a "Public Offering"), the Optionee shall not transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off"). The Market Stand-off shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

         13.3 Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

         13.4 Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

         13.5 Legends. All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

"THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         13.6 Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

         13.7 Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 13 shall be conclusive and binding on the Optionee and all other persons.

                      SECTION 14: MISCELLANEOUS PROVISIONS

         14.1 Rights as a Stockholder. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to Section 4 and Section 5 hereof.

         14.2 Adjustments. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares subject to this option and (ii) the Exercise Price of this option, in effect prior to such change, shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

         14.3 No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

         14.4 Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed the Optionee at the address set forth in the records of the Company. Notice shall be addressed to the Company at:

MOMENTUM BIOFUELS, INC.
2600 S. Shore Blvd, Suite 100
League City, TX 77573

         14.5 Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

         14.6 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO ITS CHOICE OF LAWS PROVISIONS, AS COLORADO LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         14.7 Attorneys' Fees. In the event that any action, suit or proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "attorneys' fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

                                    EXHIBIT A
                                       TO
            2008 MOMENTUM BIOFUELS, INC. STOCK OPTION AND AWARD PLAN:
                             STOCK OPTION AGREEMENT
                                     ANNEX I


                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)


MOMENTUM BIOFUELS, INC.
2600 S. Shore Blvd, Suite 100
League City, TX 77573

The undersigned, the holder of the enclosed Stock Option Agreement, hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder __________* shares of Common Stock of MOMENTUM BIOFUELS, INC. (the "Company"), and herewith encloses payment of $_______ and/or _________ shares of the Company's common stock in full payment of the purchase price of such shares being purchased.


Dated:

------------------------------

NOTICE: YOUR STOCK MAY BE SUBJECT TO RESTRICTIONS AND FORFEITABLE UNDER THE NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

(Signature must conform in all respects to name of holder as specified on the face of the Option)



--------------------------------------------------------------

--------------------------------------------------------------
(Please Print Name)


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--------------------------------------------------------------
(Address)


* Insert here the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional Common Stock of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

                      FORM OF RESOLUTIONS FOR OPTION GRANTS


                RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                             MOMENTUM BIOFUELS, INC.

As of ______________, 2008

The undersigned directors, constituting the entire board of directors (the "Board") of MOMENTUM BIOFUELS, INC., a Colorado corporation (the "Company"), hereby take the following actions, adopt the following resolutions, and transact the following business, by written consent without a meeting, as of the date above written, pursuant to the applicable corporate laws of the State of Colorado and the Company's Bylaws.

WHEREAS, the Company previously adopted the 2008 MOMENTUM BIOFUELS, INC. STOCK OPTION AND AWARD PLAN (the "Plan"), and has delegated the responsibility to administer the Plan to the Board;

WHEREAS, _____________ shares of Common Stock of the Company were originally reserved for issuance under the Plan;

WHEREAS, as of the date hereof, _____________ shares remain available for issuance under the Plan; and

WHEREAS, the Board has determined that it is in the best interests of this Company and its stockholders to provide, under the Plan, equity incentives to those employees, directors and/or consultants of the Company identified below.

NOW, THEREFORE, BE IT RESOLVED, that the persons listed on the Exhibit A, which is attached hereto and incorporated herein by reference, which exhibit was reviewed by the Board and shall be included with this Consent, are hereby granted, as of the date hereof, an option (the "Option") to purchase the number of shares with the vesting schedule and exercise price as set forth in Exhibit A;

RESOLVED FURTHER, that each of the Options shall be either a Non-Qualified Stock Option or an ISO (as such terms are defined in the Plan) as specified in Exhibit A;

RESOLVED FURTHER, that the Options shall be evidenced by stock option agreements and be subject to the restrictions (including transfer and/or repurchase rights), if any, set forth in such stock option agreements;

RESOLVED FURTHER, that the Options shall be granted pursuant to the exemptions provided under Section 701 of the Securities Act Rules and COLORADO Securities Laws;

RESOLVED FURTHER, that there is hereby reserved and set aside under the Plan the number of shares adequate to cover the shares underlying the Options granted herein; and

RESOLVED FURTHER, that the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of the Company to do or cause to be done all such acts and things and to sign, deliver and/or file all such documents and notices as any of such officers may deem necessary or advisable in order to carry out and perform the foregoing resolutions and the intention thereof.

The Secretary of the Corporation is directed to file the original executed copy of this Consent with the minutes of proceedings of the Board.

IN WITNESS WHEREOF, each of the undersigned has executed this consent as of the date first written above.

DIRECTORS:


-----------------------------    ------------------------------
Gregory A. Enders                Gary S. Johnson


-----------------------------    ------------------------------
John V. Olsen                    Richard A. Robert


-----------------------------    ------------------------------
Richard C. Cilento               Jeffrey P. Ploen


-----------------------------    ------------------------------
David M. Fick                    Richard K. Reiling

                                    EXHIBIT A
                                       TO
                      FORM OF RESOLUTIONS FOR OPTION GRANTS



                         Stock Option Grant Information

-------------- -------------- ------------- ------------------ -----------------
Name           No. Shares     ISO or NQSO   Exercise Price*    Vesting Schedule
-------------- -------------- ------------- ------------------ -----------------
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* In the case of an ISO, the per share  exercise  price must be at least 100% of the Fair Market Value (as such term is defined in the Plan) of the underlying share as of the date of grant. In the case of a NQSO, the per share exercise price must be at least 85% of the Fair Market Value of the underlying share as of the date of grant.

                            STOCK PURCHASE AGREEMENT

                           STOCK PURCHASE CERTIFICATE

THIS IS TO CERTIFY that MOMENTUM BIOFUELS, INC., a Colorado corporation (the "Company"), has offered you (the "Purchaser") the right to purchase Common Stock (the "Stock" or "Shares") of the Company under its 2008 MOMENTUM BIOFUELS, INC. STOCK OPTION AND AWARD PLAN (the "Plan"), as follows:

----------------------------------- ---------------------------------------
Name of Purchaser:
----------------------------------- ---------------------------------------
Address of Purchaser:
----------------------------------- ---------------------------------------

----------------------------------- ---------------------------------------
Number of Shares:
----------------------------------- ---------------------------------------
Purchase Price:                     $
----------------------------------- ---------------------------------------
Offer Grant Date:
----------------------------------- ---------------------------------------
Offer Expiration Date:              15 days after the Offer Grant Date
----------------------------------- ---------------------------------------
Vesting Commencement Date:
----------------------------------- ---------------------------------------
Vesting Schedule:
----------------------------------- ---------------------------------------


By your signature and the signature of the Company's representative below, you and the Company agree to be bound by all of the terms and conditions of the Stock Purchase Agreement, which is attached hereto as Annex I and the Plan (both incorporated herein by this reference as if set forth in full in this document). By executing this Agreement, Purchaser hereby irrevocably elects to exercise the purchase rights granted pursuant to the Stock Purchase Agreement and to purchase ________ shares of Stock of MOMENTUM BIOFUELS, INC., and herewith encloses payment of $ ____________ in payment of the purchase price of the shares being purchased.

PURCHASER:                                  MOMENTUM BIOFUELS, INC.

By:_________________________________        By:______________________
                                                     Gregory A. Enders
Print Name:_________________________        Its:President and CEO

                                     ANNEX I
                                       to
                            STOCK PURCHASE AGREEMENT


THE STOCK GRANTED PURSUANT TO THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


            2008 MOMENTUM BIOFUELS, INC. STOCK OPTION AND AWARD PLAN:
                            STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this "Agreement") is made and entered into on the execution date of the Stock Purchase Certificate to which it is attached (the "Certificate"), by and between MOMENTUM BIOFUELS, INC., a Colorado corporation (the "Company"), and the Director, Employee or Consultant ("Purchaser") named in the Certificate.

Pursuant to the 2008 MOMENTUM BIOFUELS, INC. STOCK OPTION AND AWARD PLAN (the "Plan"), the Administrator of the Plan has authorized the grant to Purchaser of the right to purchase shares of the Company's Common Stock, upon the terms and subject to the conditions set forth in this Agreement and in the Plan. Capitalized terms not otherwise defied herein shall have the meanings ascribed to them in the Plan.

                              SECTION 1: THE OFFER.

         1.1 Offer of the Stock. The Company hereby offers to sell to purchaser the number of shares of stock set forth in the certificate at the price and subject to the restrictions set forth in this Agreement (the shares of stock which you purchase under this agreement are referred to as the "Stock" or "Shares").

         1.2 Purchase Price. The Purchase Price for the Stock is set forth in the Certificate.

         1.3 Payment For The Stock. Purchaser may pay for the stock by delivering to the company the purchase price in the form of either (i) cash or cashier's check or (ii) your promissory note, in the form of the Promissory Note attached to this agreement as Exhibit A. If Purchaser pays for the stock by delivery of the Promissory Note, Purchaser must also deliver to the company at the same time one executed copy of both the Security Agreement attached as Exhibit B and the Stock Assignment attached as Exhibit C.

         1.4 Expiration of Offer. This offer expires at 5:00 o'clock p.m. on the date set forth in the certificate.

                       SECTION 2: ACCEPTANCE OF THE OFFER.

There is no obligation to exercise the rights granted to you under this Agreement, in whole or in part. Purchaser may purchase fewer shares than the number offered to Purchaser in this Agreement. If Purchaser decides to accept the offer and purchase any shares offered, Purchaser must do the following:

         2.1 Complete Documents. Complete, sign and date one copy of the Certificate, and, if Purchaser is paying by delivery of a promissory note, one copy each of the attached Promissory Note, Security Agreement and Stock Assignment;

         2.2 Spousal Consent. If Purchaser is married, Purchaser must have his or her spouse sign and date one copy of the attached Spousal Consent; and

         2.3 Deliver to Company. Deliver to the Company on or before the time the offer expires, the signed copy of this Agreement, the Spousal Consent, and payment for the Stock, in cash, by cashier's check or by the Promissory Note. If Purchaser is paying for the stock by the Promissory Note, Purchaser must also deliver to the Company the executed original Promissory Note, Security Agreement and Stock Assignment.

Purchaser should retain a copy of all of the signed documents for his or her files, and if Purchaser does so, Purchaser should mark the retained copy of the Promissory Note "COPY." THE SIGNED PROMISSORY NOTE IS A NEGOTIABLE INSTRUMENT AND IS ENFORCEABLE AGAINST PURCHASER BY ANY HOLDER OF THE PROMISSORY NOTE, AND ANY ADDITIONAL SIGNED COPIES WHICH ARE NOT MARKED "COPY" MAY ALSO BE NEGOTIABLE INSTRUMENTS WHICH ARE ENFORCEABLE AGAINST PURCHASER BY THEIR HOLDER.

                      SECTION 3: RESTRICTIONS ON THE STOCK.

         3.1 Restrictions on Transfer of Shares. Purchaser shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value (each a "Transfer") or otherwise agree to engage in any of the foregoing transactions with respect to any shares of Stock. The Company shall not be required to register any such Transfer and the Company may instruct its transfer agent not to register any such Transfer, unless and until all of the following events shall have occurred:

                  3.1.1 The Company has declined to exercise the right of first refusal provided for in Section 5 hereof;

                  3.1.2 The Shares are Transferred pursuant to and in conformity with: (i) (x) an effective registration statement filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act") or (y) an exemption from registration under the Act; and (ii) the securities laws of any state of the United States; and

                  3.1.3 Purchaser has, prior to the Transfer of such Shares, and if requested by the Company, provided all relevant information to the Company's counsel so that upon the Company's request, the Company's counsel is able to deliver, and actually prepares and delivers to the Company a written opinion that the proposed Transfer is: (i) (x) pursuant to a registration statement which has been filed with the Commission and is then effective or (y) exempt from registration under the Act as then in effect, and the Rules and Regulations of the Commission thereunder; and (ii) is either qualified or registered under any applicable state securities laws, or exempt from such qualification or registration. The Company shall bear all reasonable costs of preparing such opinion.

         3.2 Additional Restrictions on Transfer of Non-Vested Shares. Purchaser agrees, for himself or herself and for his or her heirs, successors and assigns, that Purchaser shall have no right or power under any circumstance to Transfer any interest in shares of the Stock which are "Non-Vested Shares," as determined by the schedule set forth in the Certificate, except to the Company. As used in this Agreement, "Vested Shares" means all shares of the Stock which Purchaser has the right to Transfer at a specified point in time and "Non-Vested Shares" means all shares of the Stock which Purchaser does not have the right to Transfer at a specified point in time. The Certificate sets forth the vesting schedule.

         3.3 Company's Repurchase Right.

                  3.3.1 Scope of Repurchase Right. Unless they have become vested, the Shares acquired under this Agreement initially shall be "Restricted Stock" and shall be subject to a right (but not an obligation) of repurchase by the Company (the "Repurchase Right"). The Purchaser shall not transfer, assign, encumber or otherwise dispose of any Restricted Stock, except as provided in the following sentence. The Purchaser may transfer Restricted Stock:

                           3.3.1.1 By testament or  intestate  succession  or by
                  transfer by instrument to a trust providing that the Restricted Stock is to be passed to one or more beneficiaries upon death of the Settlor; or

                           3.3.1.2 To the  Purchaser's  "immediate  family,"  as
                  that term is defined in the Plan (together, "Transferee").

                           Provided, however, in either case the Transferee must
                  agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Restricted Stock, then this Section 3 will apply to the Transferee to the same extent as to the Purchaser.

                  3.3.2 Exercise Period. The Repurchase Right shall be exercisable only during the 90-day period following the later of the date when the Purchaser's service as an Employee, outside Director or Consultant ("Service") terminates for any reason, with or without cause, including (without limitation) death or disability.

                  3.3.3 Non Applicability and Lapse of Repurchase Right. The Repurchase Right shall lapse with respect to the Shares in accordance with the vesting schedule set forth in the Certificate. In addition, the Repurchase Right shall lapse and all of such Stock shall become vested if (i) a Change in Control occurs before the Purchaser's Service terminates and (ii) the options are not assumed by, or Repurchase Right is not assigned to, the entity that employs the Participant immediately after the Change in Control or to its parent or subsidiary.

                  The Repurchase Right shall not exist with respect to shares of Stock that have been registered under a then currently effective registration statement under applicable federal securities laws and the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or becomes an investment company registered or required to be registered under the Investment Company Act of 1940, or
         (ii) a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  3.3.4 Repurchase Price. Following a termination of the Participant's Service, which does not result from the Company's termination of Service for Cause, the Repurchase Right shall be exercisable at a price equal to (i) the Fair Market Value of vested Stock and (ii) the Purchase Price of unvested Stock. Following the termination of the Participant's Service for Cause, the Repurchase Right shall be exercisable as to both vested and unvested Shares at a price equal to the Purchase Price as set forth in the Certificate.

                  3.3.5 Rights of Repurchase Adjustments. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Right of Repurchase; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Right of Repurchase; provided, however, that the aggregate Purchase Price payable for the Restricted Stock shall remain the same.

                  3.3.6 Escrow. Upon issuance, the certificates for Restricted Stock shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 3.3.5 above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Stock. All regular cash dividends on Restricted Stock (or other securities at the time held in escrow) shall be paid directly to the Purchaser and shall not be held in escrow. Restricted Stock, together with any other assets or securities held in escrow hereunder, shall be
         (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Purchaser upon the Purchaser's request to the extent the Shares are no longer Restricted Stock (but not more frequently than once every six months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Purchaser's cessation of Service or (ii) the lapse of the Right of First Refusal.

         3.4 Retention of Non-Vested Shares. Purchaser shall immediately deliver to the Company each certificate representing Non-Vested Shares issued to Purchaser hereunder, or deemed to be issued to Purchaser hereunder, together with the collateral instruments of transfer executed in blank, to be held by the Company until such time as all shares represented by that certificate are Vested Shares and any indebtedness with respect to those shares has been paid in full; provided, however, that if the Company holds a certificate representing Vested Shares and Non-Vested Shares, and any indebtedness with respect to the Vested

Shares has been paid in full, upon Purchaser's request the Company will cause a certificate representing the Vested Shares to be delivered to Purchaser, but the Company will retain any certificate representing the Non-Vested Shares.

         3.5 Non-Complying Transfers. Every attempted Transfer of any shares of the Stock in violation of this Section 3 shall be null and void ab initio, and of no force or effect.

                    SECTION 4: LEGENDS ON STOCK CERTIFICATES.

Purchaser agrees that the Company may place on each certificate representing Shares the following legend:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED HOLDER OF THIS CERTIFICATE, WHICH AGREEMENT PROVIDES, AMONG OTHER THINGS, THAT THE ISSUER HAS A RIGHT TO REPURCHASE THE SECURITIES EVIDENCED BY THIS CERTIFICATE. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER."

                       SECTION 5: RIGHT OF FIRST REFUSAL.

         5.1 Right of First Refusal. In the event that the Stock is not readily tradable on an established securities market and the Purchaser proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, to any person, entity or organization (the "Transferee") the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares (the "Right of First Refusal"). If the Purchaser desires to transfer Shares acquired under this Agreement, the Purchaser shall give a written transfer notice ("Transfer Notice") to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Purchaser and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this
Section 5 shall be freely assignable, in whole or in part.

         5.2 Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this
Section 5. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 5.

         5.3 Termination of Right of First Refusal.  Any other provision of this
Section 5 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Purchaser desires to transfer Shares, the Company shall have no Right of First Refusal, and the Purchaser shall have no obligation to comply with the procedures prescribed by this Section 5.

         5.4 Permitted  Transfers.  This Section 5 shall not apply to a transfer
(i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Shares is to be passed to beneficiaries upon death of the Settlor. For purposes of this Section 5.4, "immediate family" shall mean the Purchaser's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

         5.5 Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 5, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

                         SECTION 6: OBLIGATION TO SELL.

Notwithstanding anything herein to the contrary, if at any time following Purchaser's acquisition of Shares hereunder, stockholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the "Control Sellers") enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each stockholder who is not a Control Seller (a "Non-Control Seller") to sell all of their shares to such person or group of persons at a price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.

                       SECTION 7: STOCKHOLDERS AGREEMENT.

As a condition to the transfer of Stock pursuant to this Stock Purchase Agreement, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its stockholders which exists on or after the Date of Grant (the "Stockholders Agreement"). If the Participant becomes a party to a Stockholders Agreement, in addition to the terms of the Plan and this Stock Purchase Agreement, the terms and conditions of Stockholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Stockholders Agreement and the Plan or any conflict between the provisions of the Stockholders Agreement and this Stock Purchase Agreement, the provisions of the Stockholders Agreement shall be controlling. Notwithstanding anything to the contrary in this Section 7, if the Stockholders Agreement contains any provisions which would violate Colorado law if applied to the Participant, the terms of the Plan and this Stock Purchase Agreement shall govern the Participant's rights with respect to such provisions.

                 SECTION 8: WAIVER OF RIGHTS TO PURCHASE STOCK.

By signing this Agreement, Purchaser acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Purchaser any option or equity security of the Company, other than the shares of Stock subject to this Agreement and any other right or option to purchase Stock which was previously granted in writing to Purchaser by the Board (or a committee thereof). By signing this Agreement, except as provided in the immediately preceding sentence, Purchaser specifically waives all rights he or she may have had prior to the date of this Agreement to receive any option or equity security of the Company.

                          SECTION 9: INVESTMENT INTENT.

Purchaser represents and agrees that if he or she purchases the Stock in whole or in part and if at the time of such purchase the Stock has not been registered under the Act, that he or she will acquire the Stock upon such purchase for the purpose of investment and not with a view to the distribution of such Stock and upon each purchase, he or she will furnish to the Company a written statement to such effect.

                         SECTION 10: GENERAL PROVISIONS.

         10.1 Further Assurances. Purchaser shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement. Any sale or transfer of the Stock to Purchaser by the Company shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

         10.2 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be given to the parties hereto as follows:

                  10.2.1 If to the Company, to:

                           MOMENTUM BIOFUELS, INC.
                           2600 S. Shore Blvd, Suite 100
                           League City, TX 77573

                  10.2.2 If to Purchaser, to the address set forth in the records of the Company.

                  10.2.3 Any such notice request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage pre-paid, addressed as aforesaid, or
         (ii) if given by any other means, when delivered at the address specified in this Section 10.2.

         10.3 Transfer of Rights under this Agreement. The Company may at any time transfer and assign its rights and delegate its obligations under this Agreement to any other person, Company, firm or entity, including its officers, Directors and stockholders, with or without consideration.

         10.4 Purchase Rights Non Transferable. Purchaser may not sell, transfer, assign or otherwise dispose of any rights hereunder except by testament or the laws of descent and distribution and the rights hereunder may be exercised during the lifetime of Purchaser only by the Purchaser or by his or her guardian or legal representative.

         10.5 Market Stand-Off. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, including the Company's initial public offering (a "Public Offering"), Purchaser shall not transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off"). The Market Stand-Off shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

         10.6 Adjustment. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Repurchase Right; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Repurchase Right; provided, however, that the aggregate purchase price payable for the Restricted Stock shall remain the same.

         10.7 Successors and Assigns. Except to the extent this Agreement is specifically limited by the terms and provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successor, assigns, heirs and personal representatives.

         10.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS, AS COLORADO LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         10.9 Severability. Should any paragraph or any part of a paragraph within this Stock Purchase Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other paragraph or part of a paragraph in this Stock Purchase Agreement.

         10.10 Attorneys' Fees. In the event that any action, suit or proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "attorneys' fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

         10.11 The Plan. This Agreement is made pursuant to the Plan, and it is intended, and shall be interpreted in a manner, to comply herewith. Any provision of this Agreement inconsistent with the Plan shall be superseded and governed by the Plan.

         10.12 Miscellaneous. Title and captions contained in this Agreement are inserted for convenience and reference only and do not constitute a part of this Agreement for any purpose.

                                 SPOUSAL CONSENT

The undersigned spouse of __________________________  does hereby consent to the
execution  of  the  foregoing  Agreement  by   _____________________,   and  the
performance by him (or her) of his (or her) obligations thereunder.

Dated:_______________
                                ------------------------------------------------
                                    Signature

                                    EXHIBIT A
                                       to
                                     ANNEX I
                                       of
                            STOCK PURCHASE AGREEMENT

                                 PROMISSORY NOTE


$                                  Date:
-------------------------------    ----------------------------------

FOR VALUE RECEIVED, the undersigned promises to pay to MOMENTUM BIOFUELS, INC., a Colorado corporation, 2600 S. Shore Blvd, Suite 100, League City, TX 77573 (the "Company"), the principal sum of $_______________ with interest from the date hereof on the unpaid principal balance at the rate of _______% per annum, compounded annually. Accrued but unpaid interest under this Note shall be due and payable annually on the date immediately preceding the anniversary of this Note, at the rate of ____% per annum, and the unpaid principal balance and any remaining accrued but unpaid interest shall be due and payable on _______________, _____.

All sums paid hereunder shall be paid in lawful money of the United States of America at the principal executive offices of the Company or at such other place as the holder of this Note shall have designated to the undersigned in writing. The principal amount of this Note may be paid in whole or in part (in either case with any interest accrued through the date of payment) at any time or from time to time, prior to maturity, without penalty or charge for prepayment. All sums paid hereunder shall be applied first to any unpaid interest and then to the principal amount then outstanding.

If service of the undersigned with the Company is terminated for any reason, with or without cause, the holder of this Note shall be entitled at its option to demand payment of the full principal amount of this Note then unpaid, together with all interest accrued thereon to the date of payment, by delivery to the undersigned of written demand. Not later than 30 days after delivery of such demand the undersigned shall pay the principal amount together with all accrued interest.

The undersigned shall pay to the holder of this Note reasonable attorneys' fees and all costs and other expenses (including, without limitation, fees, costs and expenses of litigation) incurred by the holder in enforcing this Note. This Note is secured by a Security Agreement of even date herewith between the Company and the undersigned. The holder of this Note is entitled to the benefits of the Security Agreement and may enforce the agreements of the undersigned contained therein and exercise the remedies provided for thereby or otherwise available with respect to this Note.


Borrower:


Print name and Address:

                                    EXHIBIT B
                                       to
                                     ANNEX I
                                       of
                            STOCK PURCHASE AGREEMENT

                               SECURITY AGREEMENT


THIS SECURITY AGREEMENT (the "Security Agreement") is made and entered into as of the ___ day of ______________, ____, between MOMENTUM BIOFUELS, INC., a Colorado corporation ("Lender") and ___________________ ("Debtor").

WHEREAS, Debtor has concurrently herewith purchased from Lender _____ shares of Lender's Stock (the "Stock") pursuant to that certain Stock Purchase Agreement, dated ________________, ____, between Lender and Debtor (the "Purchase Agreement") and has made payment therefor by delivery of Debtor's promissory note of even date herewith (the "Note"); and

WHEREAS, Debtor and Lender desire to have Debtor grant to Lender a security interest in the collateral described below as security for Debtor's performance of the terms and conditions of the Purchase Agreement, the Note and this Security Agreement.

NOW, THEREFORE, on the basis of the above facts and in consideration of the mutual covenants and agreements set forth below, Lender and Debtor agree as follows:

                     SECTION 1: GRANT OF SECURITY INTEREST.

As security for Debtor's full and faithful performance of each and all of its obligations and liabilities under the Note, and any and all modifications, extensions or renewals thereof, the Purchase Agreement and this Security
Agreement, Debtor hereby grants and assigns to Lender a continuing security interest in and to the Stock, and all stock dividends, cash dividends, liquidating dividends, new securities and all other property, moneys and rights to which Debtor may become entitled on account thereof (the "Collateral").

                   SECTION 2: PERFECTION OF SECURITY INTEREST.

To perfect Lender's security interest in and lien on the Collateral, Debtor shall, upon the execution of this Agreement, immediately deliver to Lender, together with collateral instruments of transfer executed in blank, all certificates representing the Stock to be held by Lender until released pursuant to Section 6 hereof.

                               SECTION 3: DEFAULT.

At the sole and exclusive option of Lender, upon an Event of Default (as defined in Section 3.2 below) Lender may exercise any or all of the rights and remedies of a secured party under the Colorado Uniform Commercial Code, as amended from time to time. All rights and remedies of Lender shall be cumulative and may be exercised successively or concurrently and without impairment of Lender's interest in the Collateral.

As used herein, an Event of Default ("Event of Default") shall mean any of the following:

The failure of Debtor to perform any of its obligations under the Purchase Agreement, the Note or this Security Agreement; or

The occurrence of one or more of the following: (i) Debtor becoming the subject of any case or action or order for relief under the Bankruptcy Reform Act of 1978; (ii) the filing by Debtor of a petition or answer to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debts, dissolution or liquidation law or statute, or the filing of any answer admitting the material allegations of a petition filed against Debtor in any proceeding under any such law or the taking of any action by Debtor for the purpose of effecting the foregoing; the appointment of a trustee, receiver or custodian of Debtor or any of Debtor's material assets or properties; (iii) Debtor making an assignment for the benefit of creditors; or (iv) the occurrence of any other act by Debtor or Debtor's creditors which Lender reasonably determines may jeopardize Debtor's ability to pay the Note or perform Debtor's obligations under the Purchase Agreement or this Security Agreement.

              SECTION 4: WARRANTIES AND REPRESENTATIONS OF DEBTOR.

Debtor hereby represents and warrants that the Collateral is free and clear of any security interest, lien, restriction or encumbrance and that he has the full right and power to transfer the Collateral to Lender free and clear thereof and to enter into and carry out the Purchase Agreement, the Note and this Security Agreement.

                          SECTION 5: POWER OF ATTORNEY.

Debtor hereby appoints Lender's Secretary as his true and lawful attorney-in-fact to transfer the Collateral or cause it to be transferred on Lender's books whenever Lender determines in its sole and absolute discretion that such transfer is necessary or advisable to protect its rights or interests under this Security Agreement.

                      SECTION 6: RELEASE OF THE COLLATERAL.

Within five days following receipt by Lender of the unpaid principal amount of the Note from Debtor, Lender shall release from its security interest hereunder and deliver or cause to be delivered to Debtor the Stock.

                               SECTION 7: WAIVERS.

No waiver by Lender of any breach or default by Debtor under the Purchase Agreement, the Note or this Security Agreement shall be deemed a waiver of any breach or default thereafter occurring, and the taking of any action by Lender shall not be deemed an election of that action in exclusion of any other action. The rights, privileges, remedies and options granted to Lender under this Security Agreement or under any applicable law shall be deemed cumulative and may be exercised successively or concurrently.

                         SECTION 8: GENERAL PROVISIONS.

         8.1 Notices. All notices, requests, demands or other communications under this Security Agreement shall be in writing and shall be given to parties hereto as follows: If to the Company, to:

MOMENTUM BIOFUELS, INC.
2600 S. Shore Blvd, Suite 100
League City, TX 77573

If to Debtor, to the address set forth in the records of the Company, or such other address as may be furnished by either such party in writing to the other party hereto.

Any such notice, request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this Paragraph 8.

         8.2 Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

         8.3 Severability. Should any paragraph or any part of a paragraph within this Security Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other paragraph or part of a paragraph in this Security Agreement.

         8.4 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS, AS COLORADO LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

         8.5 Attorneys' Fees. In the event that any action, suit or proceeding is instituted upon any breach of this Security Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "Attorneys' Fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

         8.6 Entire  Agreement.  The  making,  execution  and  delivery  of this
Security Agreement by the parties hereto have been induced by no representations, statements, warranties or agreements other than those herein expressed. This Security Agreement, the Purchase Agreement and the Note embody the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof, unless expressly referred to by reference herein.

         8.7 Miscellaneous. Titles and captions contained in this Security Agreement are inserted for convenience of reference only and do not constitute part of this Security Agreement for any other purpose. IN WITNESS WHEREOF, the parties hereto have executed and delivered this Security Agreement as of the date first above written.

DEBTOR:                                  LENDER: MOMENTUM BIOFUELS, INC.
                                         By:
------------------------------------     -------------------------------------
(Sign)                                   Gregory A. Enders
                                         Its: President and CEO
(Please print name and address)


------------------------------------

------------------------------------

                                    EXHIBIT C
                                       to
                                     ANNEX I
                                       of
                            STOCK PURCHASE AGREEMENT

                                STOCK ASSIGNMENT
                            SEPARATE FROM CERTIFICATE


For Value Received,  _________________________________  ("Holder") hereby sells,
assigns  and  transfers  unto  ____________________________________   (________)
shares (the "Shares") of the Stock of MOMENTUM BIOFUELS, INC., a Colorado corporation (the "Company"), held of record by Holder and represented by Certificate No. ______, and hereby irrevocably constitutes and appoints as Holder's attorney to transfer the Shares on the books of the Company, with full power of substitution in the premises.

The signature to this assignment must correspond with the name written upon the face of the Certificate in every particular without any alteration or addition or any other change.

Dated

------------------------------


-------------------------------------------------------------------------------
(Signature of Holder)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Please print name and address)


SIGNATURE GUARANTEED BY:

(Holder's signature must be guaranteed by a bank, a trust company or a brokerage firm):


----------------------------------------------------


----------------------------------------------------

                                LETTER REGARDING
                     FEDERAL AND _________ TAX CONSEQUENCES

                             MOMENTUM BIOFUELS, INC.
                          2600 S. Shore Blvd, Suite 100
                              League City, TX 77573

[Purchaser]


Dear :
------------------------------

This letter is to notify you of certain federal and ___________ income tax consequences to you as a result of your purchase of shares (the "Shares") of Common Stock of MOMENTUM BIOFUELS, INC. (the "Company") pursuant to the Stock Purchase Agreement dated __________, 2008 between you and the Company.

The conclusion of this letter is that, if the purchase price for the Shares equals their fair market value on the date you sign the Stock Purchase Agreement, you should send copies of the attached form (the "Section 83 Form") relating to Section 83 ("Section 83") of the Internal Revenue Code of 1986 (the "Internal Revenue Code"), to the Internal Revenue Service and the Company, not later than 30 days after the date of the Stock Purchase Agreement. If the purchase price for the Shares is less than their fair market value on the date you sign the Stock Purchase Agreement, you should consider carefully whether or not you should file the Section 83 Form within 30 days after you sign the Stock Purchase Agreement.

Federal Income Tax Consequences

Certain federal income tax consequences to you in connection with your purchase of the Shares are determined in accordance with Section 83.

Section 83(a). Under Section 83(a), a person to whom property is transferred in connection with the performance of services ("Section 83 property") must recognize ordinary income in the year the property is transferred in an amount equal to the fair market value of the Section 83 property at the time it is transferred less the amount, if any, paid for the Section 83 property, unless the Section 83 property is not transferable and is subject to a substantial risk of forfeiture (collectively, a "Restriction on Transfer"). If there is a Restriction on Transfer, then the person acquiring Section 83 property will not recognize income until the Restriction on Transfer lapses (unless a Section 83(b) election is made - see below), at which time the person must recognize as ordinary income the fair market value of the Section 83 property at that time less the amount, if any, paid for the Section 83 property.

Your purchase of the Shares probably constitutes a transfer of Section 83 property. Further, the Stock Purchase Agreement provides that, if you cease to be employed by the Company for any reason, the Company must repurchase from you and you must sell to the Company all Non-Vested Shares (as defined in the Stock Purchase Agreement) for an amount which may be less than their fair market value. Under Regulations promulgated under Section 83, these provisions probably constitute a Restriction on Transfer over your Non-Vested Shares. Thus, under
Section 83(a), you would not be required to recognize any income as a result of your purchase of the Shares until they vest; when they vest, you would be required under Section 83(a) to recognize as ordinary income the excess, if any, of the fair market value of the Shares (as of the day they vest) over the price you paid for those Shares under the Stock Purchase Agreement. If the price of the Company's Common Stock is greater when the Shares vest than when you purchased them, you could have a substantial tax liability in connection with your purchase of the Shares when they vest.

Section 83(b) Election.  Section 83(b) provides an alternative method for taxing
Section 83 property. Under Section 83(b), a person may elect to recognize ordinary income in the year Section 83 property is transferred to him or her, rather then waiting until it vests. Thus, if you make a Section 83(b) election, you will be required to recognize as ordinary income in the year you purchase the Shares the difference, if any, between the fair market value of the Shares on the date you sign the Stock Purchase Agreement and the purchase price you pay for the Shares. For example, if you make the Section 83(b) election and you paid a purchase price for the Shares equal to their fair market value, you will not pay any taxes in the year of the purchase in connection with your purchase of the Shares. On the other hand, if you make the Section 83(b) election and the purchase price of the Shares is less than their fair market value on the date you sign the Stock Purchase Agreement, you will be required to pay taxes on the difference between those amounts in the year of the purchase. In either case, however, if you make the Section 83(b) election, you will not be required to recognize any income when the Shares vest.

To make the Section 83(b) election, you must file the Section 83 Form with both the Company and the Internal Revenue Service office where you file federal income tax returns. You must file the Section 83(b) Form within 30 days after you sign the Stock Purchase Agreement. In addition, you must attach a copy of the Section 83(b) Form to your income tax return that covers the year in which you filed the Form.

Sale of Section 83 Property. If a person sells Section 83 property after the Restriction on Transfer lapses (or after making a Section 83(b) election), he or she will recognize taxable gain or loss equal to the difference between the amount realized upon the sale of the Section 83 property and the person's "adjusted basis" for the Section 83 property. The person's adjusted basis for the Section 83 property will be (i) the amount paid for the Section 83 property plus (ii) any amount which the person has included in gross income pursuant to the Section 83(b) election. Thus, upon sale, you will recognize taxable gain or loss equal to the difference between the sale price of the Shares and your adjusted basis for the Shares.

In general, the gain or loss you recognize will be capital gain or loss if the following "Capital Gain Requirements" are met: (i) the Section 83 property is a capital asset and (ii) the Section 83 property is held for more than 12 months from either the date the Restrictions on Transfer lapse or, if a Section 83(b) election is made, the date the Section 83 property is acquired. Thus, as the Shares are probably a capital asset in your hands, you will recognize capital gain or loss upon their sale if you hold them for more than 12 months from either the date they vest or, if you make the Section 83(b) election, from the date you sign the Stock Purchase Agreement.

Forfeiture of Section 83 Property. If a person's interest in Section 83 property is forfeited, the person will recognize gain or loss equal to the difference between the amount realized upon forfeiture and the amount paid for the Section 83 property. In your case, if your employment with the Company is terminated before all of the Shares have vested, the Company is obligated to repurchase from you, and you are obligated to sell to the Company, any Non-Vested Shares at the price you paid for them. As there would be no difference between the amount realized upon forfeiture and the amount paid for the Shares, you would not be required to recognize any gain or loss at that time. However, upon forfeiture, you would not be able to recoup any taxes you pay pursuant to a Section 83(b) election.

Colorado Income Tax Consequences.

The Colorado income tax consequences to you in connection with your purchase of the Shares are identical to the federal income tax consequences. To make the
Section 83(b) election in Colorado, you must file the Section 83(b) Form with the Internal Revenue Service, as described above; there are no extra filing requirements for making the Section 83(b) election in Colorado.

If you have any questions concerning the tax consequences described in this letter, please feel free to call me.

Sincerely,

MOMENTUM BIOFUELS, INC.

By: __________________________________________________
Gregory A. Enders
Its:President and CEO

                     ELECTION TO INCLUDE IN GROSS INCOME IN
                   YEAR OF TRANSFER PURSUANT TO SECTION 83(b)
                          OF THE INTERNAL REVENUE CODE


The undersigned hereby makes an election pursuant to the provisions of Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations of the Commissioner of Internal Revenue promulgated thereunder, with respect to the
Section 83 property described below, and supplies the following information in connection with that election:

The name, address, taxable year and taxpayer identification number of the undersigned are:

Name:

                                      -----------------------------------
Address:

                                      -----------------------------------

                                      -----------------------------------


Taxable Year ________                             Taxpayer I.D. No.__________

The description of the Section 83 property with respect to which the undersigned is making the election is as follows:

_______________ (_____) shares (the "Subject Shares") of the Common Stock of MOMENTUM BIOFUELS, INC., a Colorado corporation (the "Company").


The date upon which the Subject Shares were transferred to, and acquired by, the undersigned was ____________, ________.

The Subject Shares are subject to restrictions under a ___________ vesting period. If the undersigned's employment terminates, the Company is obligated to purchase and the undersigned is obligated to sell to the Company all Subject Shares that are not vested for a purchase price, which in certain circumstances may be less than the fair market value of the Subject Shares.

The fair market value of the Subject Shares at the time of the transfer to, and acquisition by, the undersigned (determined without regard to any restrictions other than restrictions which by their terms will never lapse) was $_____ per share.

The amount paid by the undersigned for the Subject Shares was $____ per share.

The undersigned has furnished a copy of this election to the Company.


[Signature Page Follows]

Dated:
---------------------------





------------------------------------------------------
(Signature)

Make 4 copies

(1) IRS (to be filed at the IRS where you ordinarily file your returns) within 30 days of the purchase (1) IRS (to be filed with your income tax return) (1) MOMENTUM BIOFUELS, INC.
(1) Copy for purchaser

                 FORM OF RESOLUTIONS FOR PURCHASE RIGHTS GRANTS


                RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                             MOMENTUM BIOFUELS, INC.

                         As of __________________, 2008



The undersigned directors, constituting the entire board of directors (the "Board") of MOMENTUM BIOFUELS, INC., a Colorado corporation (the "Company"), hereby take the following actions, adopt the following resolutions, and transact the following business, by written consent without a meeting, as of the date above written, pursuant to the applicable corporate laws of the State of Colorado and the Company's Bylaws.

WHEREAS, The Company Previously Adopted the 2008 MOMENTUM BIOFUELS, INC. STOCK OPTION AND AWARD PLAN (The "Plan"), and has delegated the responsibility to administer the Plan to the Board;

WHEREAS, _______________ shares of Common Stock of the Company were originally reserved for issuance under the Plan;

WHEREAS, as of the date hereof, _____________ shares remain available for issuance under the Plan; and

WHEREAS, the Board has determined that it is in the best interests of this company and its stockholders to provide, under the plan, equity incentives to those employees of the company identified below.

NOW, THEREFORE, BE IT RESOLVED, that the persons listed on the Exhibit A, which exhibit was reviewed by the Board and shall be included with this Consent, are hereby granted, as of the date hereof, the current right to purchase (the "Purchase Right") the number of shares at the per share purchase price as set forth in Exhibit A at any time on or prior to the date which is 15 days from the date this grant is first communicated to each recipient;

RESOLVED FURTHER, that this Company be, and it hereby is, authorized to accept a promissory note from each purchaser as consideration for the stock so purchased, in such form (including security for the obligation thereunder) heretofore approved by the Board;

RESOLVED FURTHER, that the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of this Company to prepare or cause to be prepared a stock purchase agreement, promissory note and/or security agreement (the "Purchase Agreements") to represent the rights granted at this meeting substantially in the form, and containing the terms and provisions, heretofore approved by the Board, and containing such other terms and provisions as such officers shall, upon advice of counsel, determine to be necessary or appropriate, their execution of such Purchase Agreements to conclusively evidence such determination;

RESOLVED FURTHER, that the Purchase Rights shall be evidenced by stock purchase agreements and be subject to the restrictions (including transfer and/or repurchase rights), if any, set forth in such stock purchase agreements;

RESOLVED FURTHER, that the Purchase Rights shall be granted pursuant to the exemptions provided under Section 701 of the Securities Act Rules and Colorado Corporate Securities Laws;

RESOLVED FURTHER, that there is hereby reserved and set aside under the Plan the number of shares adequate to cover the shares underlying the Purchase Rights granted herein;

RESOLVED FURTHER, that upon receipt of executed Purchase Agreements from the person or persons granted rights hereunder, the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of this Company to issue the stock so purchased, and to do or cause to be done all such further acts and things and to sign, deliver and/or file all such documents and notices as any of such officers may deem necessary or advisable in order to carry out and perform the foregoing resolutions and the intention thereof; and

RESOLVED FURTHER, that the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of the Company to do or cause to be done all such acts and things and to sign, deliver and/or file all such documents and notices as any of such officers may deem necessary or advisable in order to carry out and perform the foregoing resolutions and the intention thereof.

The Secretary of the Corporation is directed to file the original executed copy of this Consent with the minutes of proceedings of the Board.

IN WITNESS WHEREOF, each of the undersigned has executed this consent as of the date first written above.

DIRECTORS:


-----------------------------------    -----------------------------------------
Gregory A. Enders                      Gary S. Johnson


-----------------------------------    -----------------------------------------
John V. Olsen                          Richard A. Robert


-----------------------------------    -----------------------------------------
Richard C. Cilento                     Jeffrey P. Ploen


-----------------------------------    -----------------------------------------
David M. Fick                          Richard K. Reiling

                                    EXHIBIT A


                        Purchase Rights Grant Information

--------------------------- --------------------------- ------------------------
Name                        No. Shares                  Purchase Price*
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* The per share purchase price must be at least 85% of the Fair Market Value (as such term is defined in the Plan) of the underlying share as of the date of grant.